Segment Information	6 Months Ended
Jun. 30, 2026
Segment Information [Abstract]
Segment Information

22. Segment Information

The Group has one operating segment and one reportable segment. The Group’s chief operating decision maker is the Chief Executive Officer, who reviews the Group’s results on a consolidated basis for purposes of assessing performance and allocating resources.

The measure of segment profit or loss is net loss, which is the same measure reported in the unaudited condensed consolidated statements of operations and comprehensive loss. The CODM regularly reviews revenue, cost of revenue, selling and marketing expenses, general and administrative expenses, gains and losses on investments in equity securities and digital assets, and other segment items at the consolidated level. Other segment items primarily include interest income, interest expense, sundry income (expense), net, and income tax benefits.

The following table presents selected financial information for the Group’s single reportable segment:

	For the Six Months Ended June 30,
	2026	2025	2024
Revenue	$6,122,827	$4,387,569	$7,925,428
Cost of revenue	(5,982,436)	(4,212,332)	(7,384,144)
Selling and marketing expenses	(54,776)	(38,863)	(33,445)
General and administrative expenses	(1,063,769)	(658,888)	(626,536)
Unrealized losses on digital assets	(867,554)	—	—
Unrealized gains on investment in equity securities, net	1,263,002	—	—
Other segment items	(65,992)	(40,633)	(99,426)
Net loss of single operating segment	$(648,698)	$(563,147)	$(218,123)

The measure of segment assets is total consolidated assets as reported in the unaudited condensed consolidated balance sheets. Total segment assets were $36,992,685 and $39,723,888 as of June 30, 2026 and December 31, 2025, respectively.